UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Adolph Coors Company
(Name of Registrant as Specified In Its Charter)

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This filing consists of an investor presentation given on October 13, 2004 by Leo Kiely, President and Chief Executive Officer of Adolph Coors Company ("Coors"), and Daniel J. O'Neill, President and Chief Executive Officer of Molson Inc. ("Molson"), in connection with the proposed transaction between Coors and Molson.

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Molson Coors Brewing Company

Reshaping the Competitive Brewing Landscape

Leo Kiely	Daniel J. O Neill	October 2004
President and	President and
Chief Executive Officer	Chief Executive Officer
Adolph Coors Company	Molson Inc.

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Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements are commonly identified by such terms and phrases as “would”, “may”, “will”, “expects” or “expected to” and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Adolph Coors Company and Molson Inc. (separately and together the “Companies”).  Such statements include, but are not limited to, statements about the anticipated benefits, savings and synergies of the merger between Adolph Coors Company and Molson, Inc., including future financial and operating results, Coors’ and Molson’s plans, objectives, expectations and intentions, the markets for Coors’ and Molson’s products, the future development of Coors’ and Molson’s business, and the contingencies and uncertainties to which Coors and Molson may be subject and other statements that are not historical facts. The presentation also includes information that has not been reviewed by the Companies’ independent auditors. There is no assurance the transaction contemplated in this presentation will be completed at all, or completed upon the same terms and conditions described.  All forward-looking statements in this presentation are expressly qualified by information contained in each company’s filings with regulatory authorities. The Companies do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required approvals of the merger on the proposed terms and schedule; the failure of Coors and Molson stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers.  Additional factors that could cause Coors’ and Molson’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed by Coors with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Neither Coors nor Molson undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Stockholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Coors, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565. The respective directors and executive officers of Coors and Molson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coors’s directors and executive officers is available in the 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission by Coors on March 12, 2004, and information regarding Molson’s directors and executive officers will be included in the joint proxy statement/management information circular. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Molson’s Vision Has Remained Consistent

1.               To become one of the best performing brewers in the world, as measured by…

2.               To remain one of the best performing brewers in the world, as measured by…

3.               To regain the position as one of the best performing brewers in the world, as measured by…

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Long Term Returns to Shareholders

Current Footprint has Experienced Challenges in
Last Six Months Increasing Risks of Previous Plan

Clear Priorities Exist in Each of the Existing Businesses				Growth Beyond Core

Canada	Brazil	USA	Export Strategy	M&A Activity

Share Gain: • Segments • Regions • Outlets Strategic Pricing Innovation Deliver P125	Share Gain: • With price Volume Distribution	Resolve growth strategy with Coors Gain import price status Identify product portfolio	Build international volume through focus on 2-3 investment markets Seek to export to additional markets with limited investment of people or dollars	Address risks from continued market consolidation Provide potential for sustained growth and shareholder value potential

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

A-B like consistency	Achieve targets	Execute plan to become large	Growth driver

Three Year Focus / Immediate Priorities				Moved up in importance

Consolidation Could Lead to Value Destruction
Most Immediate Impact with Coors and/or Heineken

Potential Deals with Risk to Molson			Conflict with Molson Portfolio of Brands

Coors	[GRAPHIC]	Interbrew/AmBev	• Coors brand in Canada
• Molson brands in US

	[GRAPHIC]	Heineken	• Heineken and Coors brands in Canada
• Risk they go alone or team with other Cdn brewer

	[GRAPHIC]	SAB/Miller	• Moderate risk in Canada
• US marginalized

	[GRAPHIC]	Anheuser-Busch	• Heineken brand in Canada
• Increased domestic competition or pricing pressure
Heineken
	[GRAPHIC]	Femsa	• Modelo brands in Canada

Risk to Molson is not only immediate impact, but loss of choice and options: Molson must preempt the outcome

Merger Improves Likelihood of
Regaining the Vision

•                  To secure the current commercial relationship with Coors, which represents 20% of Molson’s total shareholder value

•                  To identify and obtain $175 million in synergies, which would not be available to Molson otherwise:

•                  Capitalizes on Molson’s proven track record in delivering cost savings

•                  To be able to drive top line sales in Canada through increased marketing investments behind Molson Canadian and Coors Light

•                  To reduce the financial impact of Brazil, allowing Molson shareholders greater time to receive the payback from the Brazil investment

•                  To expand brewing operations in Montreal and Toronto by adding 2M hl of beer: new jobs supported with new capital investment

Enhanced Platform in Developed Markets,
Balanced Emerging Market Exposure

•                  Strong positions in world’s highest margin beer markets

•                  Growth opportunities through underdeveloped regions/brands in mature markets and Brazil

2003 Volume 60M hl	LTM Net Sales US$6B	LTM EBITDA US$1B

[CHART]	[CHART]	[CHART]

(1)  Includes Coors' America's segment

(2)  Includes Coors' Europe segment

Strong geographically diversified company

With Leading Positions in Key Markets

			All Brands
Country	Top Brand	Rank	Market Share	Rank
Canada	[GRAPHIC]	#1	43%	#1

United Kingdom	[GRAPHIC]	#1	21%	#2

United States	[GRAPHIC]	#3	11%	#3

Brazil	[GRAPHIC]	#3	11%	#3

Source: Datamonitor and Brewers of Canada (2003)

Strong brands in some of the world’s largest beer markets

Ability to Focus Investments on Highest-
Margin Sectors: Canada and UK

[CHART]

Allocation of incremental marketing spend behind growth in high margin segments, markets and channels

Molson Canada
Pricing and Margin Drive Operating Leverage

				EPS
	% Increase	EBITDA		Amount	Percent(1)
Volume	1%	$8	M	$0.04	3%
Pricing	1%	$25	M	$0.13	8%
EBITDA Margin	1%	$15	M	$0.08	5%

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Historically, Molson has delivered a combination of these profit drivers.

Note: (1) Based on CAD$2.10 EPS LTM excluding special items and 1.34 exchange rate CAD$/US$.

Coors Americas Leverage: 1997-2001 vs. 2003

	5-Year CAGR (97- 01)	2003
Volume:	2.5%	(1.4)%

Pricing:	1.9%	1.8%

COGS per barrel:	0.9%	0.9%

MG&A per barrel:	3.9%	3.8%

Pre-tax income:	21.4%	1.0%

Coors Americas

Operating Leverage Offers Significant Upside

				EPS
	% Increase	EBITDA		Amount	Percent(1)
Volume	1%	$11	M	$0.21	4%
Pricing	1%	$28	M	$0.47	11%

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Reinvest in the business—Drop to the bottom line

Note: (1) Based on 2003 diluted EPS of $4.77.

Coors Global Growth Model

•                  Leverage strength in high-share markets to grow more strong markets

•                  U.S. – 1st:distribution, 2nd: invest with distributors (50/205)

•                  Drivers: YAM, Hispanic programming, trial channels

•                  U.K. – Scotland, SE/London, Carling X-Cold, Coors Fine Light

•                  International:

•                  Mexico: Export with FEMSA sales/distribution

•                  China: largest global beer market (volume), 20 cities (no breweries)

•                  Japan: Zima (Coors sales force)

Reduce costs to reinvest against the front-end, grow returns on capital

Coors Americas Segment: Coors Brewing Co

•                  Continued strong U.S. pricing environment

•                  Share maintained in a flat, highly competitive beer market

•                  Refined marketing strategy gaining traction with key demographic groups

•                  Sales organization strengthened and making progress in key markets (Hispanic) and channels (national accounts, convenience stores)

•                  Proven track record in improving efficiency and reducing cost of U.S. operations (Goal: US$100mm in next 5 years)

•                  Consistently able to generate cash, pay down debt

•                  Canada: 7+% volume growth; 28% pretax income growth in 2003

Coors Europe Segment: Coors Brewers Ltd

•                  Carling #1 U.K. beer brand – 30% larger than #2 brand

•                  Significant improvements in balancing volume and margins

•                  Achievements in productivity and cost reductions (new packaging lines in Burton, outsourcing of kegs and pub servicing)

•                  Long-term market trends play to Coors’ strengths: growth in lagers, move toward off-premise/chains, where brand building is key

•                  2003: Grew volume 7% and share 1.2 percentage points to 20.3%

In the UK, Consistent Strong Growth
in Both the On-Trade…

Owned Brand Market Share - On Trade

[CHART]

On-Trade (~65% of CBL volume)

…and the Off-Trade

Owned Brand Market Share - Off-Trade

[CHART]

Off-Trade (~35% of CBL volume)

Synergies

	Expected Savings (US$M)	% of Pro Forma Cost Base
Brewery Network Optimization	$60	1.1%

Procurement Savings	43	0.8

SG&A	40	0.8

Best In Class Savings	12	0.2

Organizational Design	10	0.2

Other	10	0.2

Total	$175	3.3%

Molson Coors has identified a clear path to substantial synergies

Significant Opportunity for Margin Expansion

	EBITDA to Net Sales					Molson Coors
	CY99	CY00	CY01	CY02	CY03	Without Synergies	With 100% Synergies

Molson*	18.3%	18.9%	20.3%	22.9%	22.8%
						16.5%	19.5%
Coors	12.1%	12.2%	12.2%	14.1%	13.6%

AmBev	21.1%	28.7%	30.5%	36.9%	35.4%

A-B	25.9%	26.4%	27.6%	28.2%	28.8%

Interbrew	23.3%	21.2%	21.0%	21.0%	21.3%

Heineken	17.2%	17.1%	17.5%	17.6%	20.2%

* Years aligned for comparison purposes; CY99 to CY01 as reported in F’02 annual report under the comparable basis; CY02 and CY03 exclude gains on sales and charges for rationalization

US$175M in synergies represent 300 basis points of margin improvement with significant opportunities for further margin expansion

Last Twelve Months Pro Forma Income Statement

			Combined
(US$M)	Molson	Coors	Pre-synergies	$175M Synergies
Net sales	1,890	4,146	6,036	6,036

EBIT	365	331	696	871

Margin	19.3%	8.0%	11.5%	14.4%

EBITDA	413	585	998	1,173

Margin	21.8%	14.1%	16.5%	19.4%

Net income	187	174	361	475 (1)

Free cash flow*	348	377	725	900

LTM as of June 30, 2004

CAD/USD exchange rate of 1.34

Excludes purchase accounting adjustments

*                 EBITDA – Capex

(1)  Synergies taxed at 35%

Margin Expansion, Stronger Cash Flow, Increased Profits

Pro Forma Balance Sheet

(US$M)	Molson	Coors	Combined
Cash	$10.8	$36.2	$47.1
Total current assets	$367.6	$1,128.5	$1,496.1

PP&E	742.3	1,411.0	2,153.3
Total assets	$2,931.2	$4,532.0	$7,463.1

Total current liabilities	$760.9	$1,175.9	$1,936.8
Total debt	840.6	1,142.1	1,982.7
Minority interests	93.5	29.8	123.2

Shareholders equity	929.7	1,425.4	2,355.1
Total liabilities and shareholders equity	$2,931.2	$4,532.0	$7,463.1

As of June 30, 2004

CAD/USD exchange rate of 1.34

Excludes purchase accounting adjustments

Low leverage provides Molson Coors the financial flexibility to grow

Pro Forma Credit Statistics

Debt to EBITDA	Interest Coverage

[CHART]	[CHART]

LTM as of June 30, 2004; CAD/USD exchange rate of 1.34. Excludes purchase accounting adjustments; Interest coverage = EBITDA / Interest Expense

All-stock merger preserves financial flexibility and strength to grow

Solid Canada and UK Base with
Major US Growth Sector and Brazil Option

Canada	United Kingdom	United States	Brazil	International Activities

US$175M IN SYNERGIES: COST SAVINGS

Scale benefits	TBD	Close part of cost gap	TBD	TBD

[GRAPHIC]

ADDITIONAL SYNERGIES / IN-COUNTRY PRODUCTIVITY: REVENUE LIFT

Coors Light	On-trade	Regional	Rescale and	Development
support	distribution	development	reposition	markets
+	+	spend		+
Reallocation	Regional			Export
Cdn light to Cdn	development			seeding spend
spend

Merger addresses growth on two-levels: costs savings and investments to grow revenue

Revenue Growth Opportunities

Canada	• Incremental market investment in Canada; unleash Coors Light
• Redirect dollars from Canadian Light to Canadian
• Support value entry to regain share and drive volume savings

USA	• Continue to enhance Coors Light focus/positioning
• Leverage Molson brands in full US system
• Expand testing of Marca Bavaria

UK	• Incremental market investment; opportunity for Molson Lager

Brazil	• Investigate the appeal of Coors Light (1)

Interna- tional	• Mexico: Strong FEMSA sales and distribution for Coors Light
• China: Selective investments in world’s largest beer market
• Japan: High-end Zima profitable and growing
• Export: Coors Light in seed markets; Bavaria in Australia, NZ

Additional synergies = more support for critical brands in key markets

Note: (1) Limited quantitative testing in 1999 and qualitative testing in 2001 yielded positive results.

Molson Coors – A Key Strategic Step

Value Creation	Critical Mass	Vision

• Transaction unlocks shareholder value through US$175M of merger synergies	• Creates top-5 brewer with global scale and diversity	• Natural strategic and cultural fit – new company to combine best of both organizations

• Experienced management team can deliver upon key objectives	• Strong cash flow and balance sheet for further investment in business and Molson Coors’ future growth	• Vision shared by family owners who have been growing the business for generations

• Best-run global beer company

Enhanced position in consolidating global brewing industry

Supplemental Information

Molson and Coors: The Right Combination

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[GRAPHIC]	&	[GRAPHIC]

• North America’s oldest brewer		• Established in 1873 by Adolph Coors

• 13th largest brewer in the world		• 8th largest brewer in the world

• Leading position in Canada; growth opportunity in Brazil		• Leading brands in US and UK beer markets

Rich Brewing Heritage, Experienced Management, Leading Brands

… and Makes Perfect Sense

•                  Creates top-5 brewer with the operational scale to succeed in the global brewing industry

•                  Strong market positions in some of the world’s largest beer markets

•                  Broader geographic base provides diversified sources of revenue, profit and cash

•                  Experienced management team to ensure smooth integration and capitalize on growth opportunities

•                  126 years of consumer industry experience

•                  Proven integration skills

•                  Natural strategic and cultural fit

•                  Complementary product lines and operational geography

•                  Existing strong working relationships

•                  Common values, operating philosophies and heritages

Objective is to deliver top quartile shareholder returns

With Broad Scope & Scale

•                  Pro forma LTM net sales and EBITDA(1) of approximately US$6.0 billion and US$1.0 billion, respectively

•                  Combined 2003 volume of 60M hl/51M US bbls

•                  Combined product portfolio of more than forty brands

[GRAPHIC]

•                  Distribution and/or licensing agreements with leading international brewers including Heineken, Grolsch, FEMSA, and Grupo Modelo

(1) EBITDA represents earnings before interest, tax, depreciation and amortization.

Balanced Board & Management Team

Molson		Chairman		Coors
Independent		E. Molson		Independent

Molson Independent	Office of Synergies & Integration			Coors Independent

Molson	Vice Chairman		CEO	Coors
Independent	D. J. O Neill		L. Kiely	Independent

Molson				Coors
Family				Family

	Elected	Elected	Elected	Coors
	Independent	Independent	Independent	Family

Profit Impact and Estimated Timing

Impact on EBITDA of 100% Synergies	Expected Timing of Synergies

[CHART]	[CHART]

50% of synergy capture to occur in the first 18 months